UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-2306

                             Oppenheimer Growth Fund
                             -----------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------

          Date of reporting period: September 1, 2003 - August 31, 2004
                                    -----------------------------------



ITEM 1.  REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Software                                                                   13.6%
--------------------------------------------------------------------------------
Biotechnology                                                               9.3
--------------------------------------------------------------------------------
Pharmaceuticals                                                             7.6
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                    6.5
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    6.2
--------------------------------------------------------------------------------
Communications Equipment                                                    5.9
--------------------------------------------------------------------------------
Computers & Peripherals                                                     5.3
--------------------------------------------------------------------------------
Health Care Equipment & Supplies                                            5.3
--------------------------------------------------------------------------------
Specialty Retail                                                            4.3
--------------------------------------------------------------------------------
Diversified Financial Services                                              4.2

Portfolio's holdings and allocations are subject to change. Percentages are as of August 31, 2004, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Microsoft Corp.                                                             5.1%
--------------------------------------------------------------------------------
General Electric Co.                                                        5.0
--------------------------------------------------------------------------------
Pfizer, Inc.                                                                3.6
--------------------------------------------------------------------------------
Amgen, Inc.                                                                 3.5
--------------------------------------------------------------------------------
American Express Co.                                                        3.0
--------------------------------------------------------------------------------
Intel Corp.                                                                 2.7
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         2.6
--------------------------------------------------------------------------------
American International Group, Inc.                                          2.3
--------------------------------------------------------------------------------
Boston Scientific Corp.                                                     2.3
--------------------------------------------------------------------------------
Staples, Inc.                                                               2.1

Portfolio's holdings and allocations are subject to change. Percentages are as of August 31, 2004, and are based on net assets.


                           8 | OPPENHEIMER GROWTH FUND

SECTOR ALLOCATION

                         o  Information Technology                         35.7%

                               Software                                    13.7

                               Semiconductors & Semiconductor Equipment     6.5

                               Communications Equipment                     5.9

[GRAPHIC]                      Computers & Peripherals                      5.4

                               IT Services                                  2.4

                               Electronic Equipment & Instruments           1.2

                               Internet Software & Services                 0.6

                         o  Health Care                                    22.3

                         o  Consumer Discretionary                         11.5

                         o  Consumer Staples                                9.2

                         o  Industrials                                     8.9

                         o  Financials                                      7.8

                         o  Energy                                          4.6

Portfolio's holdings and allocations are subject to change. Percentages are as of August 31, 2004, and are based on common stocks.


                           9 | OPPENHEIMER GROWTH FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2004, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund's performance was challenged during the Fund's fiscal period--a time of significant volatility in the equity markets--with the Fund's results trailing those of the broad stock market. Overweightings in technology and health care stocks detracted from performance, as did underweightings in the consumer discretionary and financial sectors. Also hindering results were adjustments to the portfolio in conjunction with a manager shift on June 1, 2004; the changes were implemented at a time when stocks were caught up in a broad downward trend.

      We kept in place the Fund's basic growth investment strategy throughout the reporting period, even following a portfolio management change that took place on June 1, 2004. Specifically, the Fund maintained its longtime focus on companies we believe had strong balance sheets and bottom-line earnings, that displayed better-than-average revenue growth driven by unit-volume sales, and that we believed had the potential to sustain their earnings and revenue growth. We followed a bottom-up approach to stock selection, meaning we chose the portfolio's investments on a stock-by-stock basis. We also tended to take a longer-term view of our investments--generally seeking to hold securities between 12 and 18 months--than was prevalent during the highly volatile period, especially toward its end. In our view, such a short-term "trading" mentality created opportunities to buy attractive growth stocks at compelling valuations.

      In the transition to new portfolio management, we also implemented subtle shifts to create a mix of well-established, classic growth stocks balanced by more-opportunistic and dynamic emerging-growth stocks. In particular, we looked to add companies with above-average earnings growth, strong and seasoned leadership, and healthy balance sheets. We also took several steps to help manage the Fund's risk while maintaining its growth focus. For example, we increased our target portfolio to between approximately 60 and 80 names, and limited the maximum position size of one investment to about 6% of assets. This repositioning, unfortunately, was undertaken during a time of market weakness, which had the short-term effect of hampering results.

      In light of the recent market correction, we added to our holdings in the technology sector, especially among higher-quality names. We also selectively purchased smaller-capitalization technology stocks that we believed were particularly well positioned. Energy stocks represented a second area of emphasis. We were looking for oil prices to remain higher than many analysts expected, and we believed that valuations for energy stocks


                          10 | OPPENHEIMER GROWTH FUND
were not adequately reflecting their growth potential. Accordingly, we sought to add high-quality energy names including one of the world's leading oil field services companies, a top provider of pressure-pumping services for oil, and an oil and gas exploration and production company. By contrast, we reduced the Fund's weighting in health care, cutting back, for example, what we believed had become an overly large concentration in biotechnology stocks.

      Although we were reducing our biotechnology weighting late in the period, the Fund did benefit overall during the past 12 months from a position in Genentech, Inc., best known for its cancer treatments. The stock did well because of anticipation surrounding several promising new products, although it did give back some gains late in the period as the market fell. Consistent with our risk-reduction approach, we scaled back the portfolio's holdings but continued to own a smaller stake in Genentech, Inc., believing its share price was not fully reflecting the company's earnings potential. Other health care names boosted the Fund's performance as well, including medical-device makers Varian Medical Systems, Inc. and Boston Scientific Corp.

      Several technology stocks also boosted results. For example, network-security company Symantec Corp. benefited from strong demand for antivirus and Internet-security software. Internet portal Yahoo!, Inc. and an online auction house both gained on stronger-than-expected earnings. Toward period end, we believed both stocks' valuations had risen to the point where their risk exceeded their reward potential, leading us to sell all or nearly all of these two names.

      Performance was hampered by InterActiveCorp, a media conglomerate sold from the portfolio before the end of the period. InterActiveCorp's stock fell after the company failed to meet its earnings targets. Some investors also wondered about the company's business strategy and management capabilities. A second detractor was a maker of data-management software that fell after it announced a particularly large earnings shortfall for its June 2004 quarter. Also in the technology sector, Intel Corp., the world's largest semiconductor maker, had a negative impact on performance as the company struggled with manufacturing glitches and rising inventory levels. A leading radio station operator also encountered difficulty. The company was hurt by continued sluggishness in radio ad spending. We remained optimistic about the company, however, attracted to its inexpensive valuation, significant cash flow and stock buyback program.


                          11 | OPPENHEIMER GROWTH FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2004. In the case of Class A, Class B, and Class Y shares, performance is measured over a ten-fiscal-year period. For Class C shares, performance is measured from the inception of the Class on November 1, 1995. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                          12 | OPPENHEIMER GROWTH FUND

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Growth Fund (Class A)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer           S&P 500 Index
                        Growth Fund
                     (Class A Shares)

 06/30/1994               $ 9,425                $10,000
 09/30/1994                10,055                 10,488
 12/31/1994                10,026                 10,486
 03/31/1995                10,992                 11,506
 06/30/1995                12,200                 12,603
 09/30/1995                13,222                 13,604
 12/31/1995                13,530                 14,422
 03/31/1996                14,338                 15,196
 06/30/1996                14,762                 15,877
 08/31/1996 1              14,877                 15,497
 11/30/1996                16,842                 18,089
 02/28/1997                17,474                 18,986
 05/31/1997                18,532                 20,473
 08/31/1997                20,088                 21,792
 11/30/1997                19,824                 23,246
 02/28/1998                21,081                 25,629
 05/31/1998                21,340                 26,749
 08/31/1998                17,754                 23,562
 11/30/1998                20,906                 28,751
 02/28/1999                22,083                 30,693
 05/31/1999                22,973                 32,375
 08/31/1999                24,746                 32,941
 11/30/1999                28,119                 34,758
 02/29/2000                37,615                 34,293
 05/31/2000                32,339                 35,764
 08/31/2000                41,351                 38,312
 11/30/2000                28,404                 33,289
 02/28/2001                24,930                 31,482
 05/31/2001                23,269                 31,992
 08/31/2001                20,728                 28,973
 11/30/2001                21,189                 29,224
 02/28/2002                20,205                 28,489
 05/31/2002                19,563                 27,566
 08/31/2002                17,253                 23,762
 11/30/2002                16,668                 24,400
 02/28/2003                15,370                 22,030
 05/31/2003                17,359                 25,342
 08/31/2003                18,237                 26,627
 11/30/2003                18,272                 28,079
 02/29/2004                19,221                 30,511
 05/31/2004                19,228                 29,985
 08/31/2004                17,702                 29,675

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 8/31/04

1-Year   5-Year   10-Year
------   ------   -------
-8.51%   -7.58%    4.98%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 18 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from June 30 to August 31.


                          13 | OPPENHEIMER GROWTH FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Growth Fund (Class B)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer           S&P 500 Index
                        Growth Fund
                     (Class B Shares)

 06/30/1994               $10,000                $10,000
 09/30/1994                10,647                 10,488
 12/31/1994                10,592                 10,486
 03/31/1995                11,580                 11,506
 06/30/1995                12,822                 12,603
 09/30/1995                13,865                 13,604
 12/31/1995                14,155                 14,422
 03/31/1996                14,967                 15,196
 06/30/1996                15,381                 15,877
 08/31/1996 1              15,475                 15,497
 11/30/1996                17,481                 18,089
 02/28/1997                18,101                 18,986
 05/31/1997                19,160                 20,473
 08/31/1997                20,725                 21,792
 11/30/1997                20,414                 23,246
 02/28/1998                21,666                 25,629
 05/31/1998                21,886                 26,749
 08/31/1998                18,173                 23,562
 11/30/1998                21,356                 28,751
 02/28/1999                22,514                 30,693
 05/31/1999                23,371                 32,375
 08/31/1999                25,126                 32,941
 11/30/1999                28,492                 34,758
 02/29/2000                38,040                 34,293
 05/31/2000                32,646                 35,764
 08/31/2000                41,741                 38,312
 11/30/2000                28,671                 33,289
 02/28/2001                25,165                 31,482
 05/31/2001                23,488                 31,992
 08/31/2001                20,923                 28,973
 11/30/2001                21,389                 29,224
 02/28/2002                20,395                 28,489
 05/31/2002                19,747                 27,566
 08/31/2002                17,415                 23,762
 11/30/2002                16,825                 24,400
 02/28/2003                15,514                 22,030
 05/31/2003                17,523                 25,342
 08/31/2003                18,408                 26,627
 11/30/2003                18,444                 28,079
 02/29/2004                19,402                 30,511
 05/31/2004                19,409                 29,985
 08/31/2004                17,868                 29,675

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 8/31/04

1-Year    5-Year   10-Year
------    ------   -------
-8.66%    -7.57%    5.08%

1. The Fund changed its fiscal year end from June 30 to August 31.


                          14 | OPPENHEIMER GROWTH FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Growth Fund (Class C)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer           S&P 500 Index
                        Growth Fund
                     (Class C Shares)

 11/01/1995               $10,000                $10,000
 12/31/1995                10,128                 10,640
 03/31/1996                10,711                 11,211
 06/30/1996                11,006                 11,713
 08/31/1996 1              11,073                 11,432
 11/30/1996                12,507                 13,345
 02/28/1997                12,952                 14,007
 05/31/1997                13,710                 15,104
 08/31/1997                14,830                 16,077
 11/30/1997                14,607                 17,149
 02/28/1998                15,502                 18,907
 05/31/1998                15,662                 19,734
 08/31/1998                13,001                 17,382
 11/30/1998                15,280                 21,211
 02/28/1999                16,107                 22,643
 05/31/1988                16,726                 23,884
 08/31/1999                17,977                 24,301
 11/30/1999                20,389                 25,642
 02/29/2000                27,225                 25,299
 05/31/2000                23,360                 26,385
 08/31/2000                29,819                 28,264
 11/30/2000                20,441                 24,559
 02/28/2001                17,908                 23,226
 05/31/2001                16,681                 23,602
 08/31/2001                14,831                 21,375
 11/30/2001                15,133                 21,559
 02/28/2002                14,403                 21,018
 05/31/2002                13,917                 20,336
 08/31/2002                12,252                 17,530
 11/30/2002                11,808                 18,000
 02/28/2003                10,867                 16,253
 05/31/2003                12,247                 18,696
 08/31/2003                12,844                 19,644
 11/30/2003                12,844                 20,715
 02/29/2004                13,478                 22,509
 05/31/2004                13,452                 22,121
 08/31/2004                12,358                 21,892

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 8/31/04

1-Year   5-Year   Since Inception
------   ------   ---------------
-4.75%   -7.22%        2.43%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from June 30 to August 31.


                          15 | OPPENHEIMER GROWTH FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Growth Fund (Class N)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer           S&P 500 Index
                        Growth Fund
                     (Class N Shares)

 03/01/2001               $10,000              $10,000
 05/31/2001                 9,246               10,162
 08/31/2001                 8,231                9,203
 11/30/2001                 8,406                9,283
 02/28/2002                 8,011                9,049
 05/31/2002                 7,752                8,756
 08/31/2002                 6,823                7,548
 11/30/2002                 6,670                7,750
 02/28/2003                 6,152                6,998
 05/31/2003                 6,940                8,050
 08/31/2003                 7,288                8,458
 11/30/2003                 7,296                8,919
 02/29/2004                 7,667                9,692
 05/31/2004                 7,661                9,524
 08/31/2004                 7,049                9,426

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 8/31/04

1-Year   Since Inception
------   ---------------
-4.25%       -9.51%


                          16 | OPPENHEIMER GROWTH FUND

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Growth Fund (Class Y)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer           S&P 500 Index
                        Growth Fund
                     (Class Y Shares)

 06/30/1994               $10,000               $10,000
 09/30/1994                10,679                10,488
 12/31/1994                10,649                10,486
 03/31/1995                11,676                11,506
 06/30/1995                12,959                12,603
 09/30/1995                14,049                13,604
 12/31/1995                14,378                14,422
 03/31/1996                15,238                15,196
 06/30/1996                15,693                15,877
 08/31/1996 1              15,820                15,497
 11/30/1996                17,919                18,089
 02/28/1997                18,602                18,986
 05/31/1997                19,741                20,473
 08/31/1997                21,415                21,792
 11/30/1997                21,150                23,246
 02/28/1998                22,504                25,629
 05/31/1998                22,799                26,749
 08/31/1998                18,978                23,562
 11/30/1998                22,360                28,751
 02/28/1999                23,633                30,693
 05/31/1999                24,593                32,375
 08/31/1999                26,521                32,941
 11/30/1999                30,150                34,758
 02/29/2000                40,353                34,293
 05/31/2000                34,721                35,764
 08/31/2000                44,438                38,312
 11/30/2000                30,528                33,289
 02/28/2001                26,812                31,482
 05/31/2001                25,051                31,992
 08/31/2001                22,321                28,973
 11/30/2001                22,847                29,224
 02/28/2002                21,798                28,489
 05/31/2002                21,121                27,566
 08/31/2002                18,638                23,762
 11/30/2002                18,000                24,400
 02/28/2003                16,616                22,030
 05/31/2003                18,769                25,342
 08/31/2003                19,730                26,627
 11/30/2003                19,776                28,079
 02/29/2004                20,814                30,511
 05/31/2004                20,829                29,985
 08/31/2004                19,184                29,675

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES WITH SALES CHARGE OF THE FUND AT 8/31/04

1-Year   5-Year   10-Year
------   ------   -------
-2.77%   -6.27%     5.82%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 18 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from June 30 to August 31.


                          17 | OPPENHEIMER GROWTH FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund's investment objectives, risks, and other charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 3/15/73. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 8/17/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion, and the ending account value does not reflect the deduction of any sales charges. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95.Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                          18 | OPPENHEIMER GROWTH FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions and redemption fees, if any and
(2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2004.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                          19 | OPPENHEIMER GROWTH FUND

FUND EXPENSES
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                       BEGINNING    ENDING
                       ACCOUNT      ACCOUNT      EXPENSES PAID
                       VALUE        VALUE        DURING 6 MONTHS
                       (3/1/04)     (8/31/04)    ENDED AUGUST 31, 2004
----------------------------------------------------------------------
Class A Actual         $ 1,000.00   $   921.00   $  5.72
----------------------------------------------------------------------
Class A Hypothetical     1,000.00     1,019.20      6.01
----------------------------------------------------------------------
Class B Actual           1,000.00       916.30     10.37
----------------------------------------------------------------------
Class B Hypothetical     1,000.00     1,014.38     10.89
----------------------------------------------------------------------
Class C Actual           1,000.00       916.90     10.03
----------------------------------------------------------------------
Class C Hypothetical     1,000.00     1,014.73     10.54
----------------------------------------------------------------------
Class N Actual           1,000.00       919.40      7.36
----------------------------------------------------------------------
Class N Hypothetical     1,000.00     1,017.50      7.74
----------------------------------------------------------------------
Class Y Actual           1,000.00       921.70      4.70
----------------------------------------------------------------------
Class Y Hypothetical     1,000.00     1,020.26      4.94

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those expense ratios for the 6-month period ended August 31, 2004 are as follows:

CLASS     EXPENSE RATIOS
------------------------
Class A        1.18%
------------------------
Class B        2.14
------------------------
Class C        2.07
------------------------
Class N        1.52
------------------------
Class Y        0.97

The expense ratios reflect voluntary reimbursements of expenses by the Fund's Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such reimbursements.


                          20 | OPPENHEIMER GROWTH FUND

STATEMENT OF INVESTMENTS  August 31, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--99.6%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--11.5%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.0%
Autoliv, Inc.                                            9,300   $       392,925
--------------------------------------------------------------------------------
AUTOMOBILES--1.0%
Harley-Davidson, Inc.                                  237,500        14,492,250
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.2%
eBay, Inc. 1                                            30,300         2,622,162
--------------------------------------------------------------------------------
MEDIA--2.7%
Clear Channel
Communications, Inc.                                   378,500        12,683,535
--------------------------------------------------------------------------------
Comcast Corp., Cl. A 1                                 600,000        16,902,000
--------------------------------------------------------------------------------
Cox Communications,
Inc., Cl. A 1                                          266,100         8,744,046
                                                                 ---------------
                                                                      38,329,581

--------------------------------------------------------------------------------
MULTILINE RETAIL--2.6%
Kohl's Corp. 1                                         270,500        13,384,340
--------------------------------------------------------------------------------
Target Corp.                                           540,000        24,073,200
                                                                 ---------------
                                                                      37,457,540

--------------------------------------------------------------------------------
SPECIALTY RETAIL--4.3%
Chico's FAS, Inc. 1                                    124,300         5,083,870
--------------------------------------------------------------------------------
Gap, Inc. (The)                                        630,000        11,806,200
--------------------------------------------------------------------------------
Home Depot, Inc.                                       396,500        14,496,040
--------------------------------------------------------------------------------
Staples, Inc.                                        1,075,000        30,831,000
                                                                 ---------------
                                                                      62,217,110

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.7%
Polo Ralph Lauren
Corp.                                                  264,800         9,673,144
--------------------------------------------------------------------------------
CONSUMER STAPLES--9.2%
--------------------------------------------------------------------------------
BEVERAGES--3.0%
Coca-Cola Co. (The)                                    313,800        14,029,998
--------------------------------------------------------------------------------
PepsiCo, Inc.                                          583,600        29,180,000
                                                                 ---------------
                                                                      43,209,998

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--3.2%
Sysco Corp.                                            195,730         6,290,762
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                  538,300        28,352,261
--------------------------------------------------------------------------------
Walgreen Co.                                           300,000        10,935,000
                                                                 ---------------
                                                                      45,578,023

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--3.0%
Avon Products, Inc.                                    575,600        25,430,008
--------------------------------------------------------------------------------
Estee Lauder Cos.,
Inc. (The), Cl. A                                      405,000        17,799,750
                                                                 ---------------
                                                                      43,229,758

--------------------------------------------------------------------------------
ENERGY--4.6%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.5%
BJ Services Co. 1                                      385,000        18,499,250
--------------------------------------------------------------------------------
Schlumberger Ltd.                                      295,200        18,243,360
                                                                 ---------------
                                                                      36,742,610

--------------------------------------------------------------------------------
OIL & GAS--2.1%
Apache Corp.                                           327,100        14,618,099
--------------------------------------------------------------------------------
Noble Energy, Inc.                                     296,500        15,263,820
                                                                 ---------------
                                                                      29,881,919

--------------------------------------------------------------------------------
FINANCIALS--7.8%
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--4.2%
American Express Co.                                   863,000        43,167,260
--------------------------------------------------------------------------------
Citigroup, Inc.                                          7,100           330,718
--------------------------------------------------------------------------------
Morgan Stanley                                         335,000        16,994,550
                                                                 ---------------
                                                                      60,492,528

--------------------------------------------------------------------------------
INSURANCE--3.6%
AFLAC, Inc.                                            454,600        18,229,460
--------------------------------------------------------------------------------
American
International
Group, Inc.                                            471,500        33,589,660
                                                                 ---------------
                                                                      51,819,120

--------------------------------------------------------------------------------
HEALTH CARE--22.2%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--9.3%
Amgen, Inc. 1                                          861,700        51,090,193
--------------------------------------------------------------------------------
Celgene Corp. 1                                         21,800         1,237,150
--------------------------------------------------------------------------------
Genentech, Inc. 1                                      590,000        28,780,200
--------------------------------------------------------------------------------
Genzyme Corp.
(General Division) 1                                   330,000        17,820,000
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                                440,000        30,417,200
--------------------------------------------------------------------------------
MedImmune, Inc. 1                                      193,200         4,611,684
                                                                 ---------------
                                                                     133,956,427


                          21 | OPPENHEIMER GROWTH FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--5.3%
Boston Scientific
Corp. 1                                                931,700   $    33,289,641
--------------------------------------------------------------------------------
Stryker Corp.                                          340,000        15,402,000
--------------------------------------------------------------------------------
Varian Medical
Systems, Inc. 1                                        830,000        27,514,500
                                                                 ---------------
                                                                      76,206,141

--------------------------------------------------------------------------------
PHARMACEUTICALS--7.6%
Elan Corp. plc, ADR 1                                  800,000        18,104,000
--------------------------------------------------------------------------------
Eli Lilly & Co.                                        347,200        22,029,840
--------------------------------------------------------------------------------
Johnson & Johnson                                      189,300        10,998,330
--------------------------------------------------------------------------------
Pfizer, Inc.                                         1,600,000        52,272,000
--------------------------------------------------------------------------------
Teva Pharmaceutical
Industries Ltd.,
Sponsored ADR                                          240,000         6,540,000
                                                                 ---------------
                                                                     109,944,170

--------------------------------------------------------------------------------
INDUSTRIALS--8.8%
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--1.2%
Expeditors
International of
Washington, Inc.                                       194,200         9,473,076
--------------------------------------------------------------------------------
FedEx Corp.                                            100,000         8,199,000
                                                                 ---------------
                                                                      17,672,076

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.4%
Apollo Group,
Inc., Cl. A 1                                          129,100        10,069,800
--------------------------------------------------------------------------------
Monster Worldwide,
Inc. 1                                                 520,000        10,519,600
                                                                 ---------------
                                                                      20,589,400

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--6.2%
General Electric Co.                                 2,200,000        72,138,000
--------------------------------------------------------------------------------
Tyco International Ltd.                                532,900        16,690,428
                                                                 ---------------
                                                                      88,828,428

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--35.5%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--5.9%
Cisco Systems, Inc. 1                                2,011,500        37,735,740
--------------------------------------------------------------------------------
Corning, Inc. 1                                      1,373,900        13,903,868
--------------------------------------------------------------------------------
Nortel Networks
Corp. 1                                              2,549,200         9,584,992
--------------------------------------------------------------------------------
Telefonaktiebolaget
LM Ericsson,
Sponsored ADR 1                                        850,000        22,984,000
                                                                 ---------------
                                                                      84,208,600

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--5.3%
Dell, Inc. 1                                           621,800        21,663,512
--------------------------------------------------------------------------------
EMC Corp. 1                                          2,714,800        29,238,396
--------------------------------------------------------------------------------
International Business
Machines Corp.                                         218,100        18,470,889
--------------------------------------------------------------------------------
Sun Microsystems,
Inc. 1                                               1,967,100         7,553,664
                                                                 ---------------
                                                                      76,926,461

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
Agilent Technologies,
Inc. 1                                                 500,000        10,250,000
--------------------------------------------------------------------------------
AU Optronics Corp.,
ADR                                                    602,600         7,466,214
                                                                 ---------------
                                                                      17,716,214

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.6%
Opsware, Inc. 1                                      1,273,400         8,022,420
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                           6,900           196,719
                                                                 ---------------
                                                                       8,219,139

--------------------------------------------------------------------------------
IT SERVICES--2.4%
Accenture Ltd., Cl. A 1                                873,100        22,787,910
--------------------------------------------------------------------------------
NAVTEQ Corp. 1                                         339,400        11,159,472
                                                                 ---------------
                                                                      33,947,382

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--6.5%
ASML Holding NV 1                                      743,500         9,620,890
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A 1                                372,500        10,109,650
--------------------------------------------------------------------------------
Intel Corp.                                          1,839,000        39,152,310
--------------------------------------------------------------------------------
International Rectifier
Corp. 1                                                250,000         8,215,000
--------------------------------------------------------------------------------
Marvell Technology
Group Ltd. 1                                           490,000        11,328,800


                          22 | OPPENHEIMER GROWTH FUND

                                                                           VALUE
                                                        SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Continued
Silicon Laboratories,
Inc. 1                                                 451,600   $    14,807,964
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                 14,800           289,192
                                                                 ---------------
                                                                      93,523,806

--------------------------------------------------------------------------------
SOFTWARE--13.6%
Adobe Systems, Inc.                                    167,700         7,692,399
--------------------------------------------------------------------------------
Computer Associates
International, Inc.                                    715,500        17,329,410
--------------------------------------------------------------------------------
Mercury Interactive
Corp. 1                                                356,300        12,295,913
--------------------------------------------------------------------------------
Microsoft Corp.                                      2,710,800        74,004,840
--------------------------------------------------------------------------------
Novell, Inc. 1                                       1,064,000         6,277,600
--------------------------------------------------------------------------------
Red Hat, Inc. 1                                        562,200         6,892,572
--------------------------------------------------------------------------------
SAP AG,
Sponsored ADR                                          537,700        19,604,542
--------------------------------------------------------------------------------
Siebel Systems, Inc. 1                               1,305,800         9,937,138
--------------------------------------------------------------------------------
Symantec Corp. 1                                       555,400        26,636,984
--------------------------------------------------------------------------------
Veritas Software
Corp. 1                                                900,100        15,049,672
                                                                 ---------------
                                                                     195,721,070
                                                                 ---------------
Total Common Stocks
(Cost $1,416,768,271)                                              1,433,597,982

                                   DATE   STRIKE     CONTRACTS
--------------------------------------------------------------------------------
OPTIONS PURCHASED--0.0%
--------------------------------------------------------------------------------
EMC Corp. Put
(Cost $388,425)                 9/20/04     $ 10        17,679           353,580

                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.0%
--------------------------------------------------------------------------------
Undivided interest of 0.02% in joint repurchase
agreement (Principal Amount/ Value $695,366,000,
with a maturity value of $695,396,133) with UBS
Warburg LLC, 1.56%, dated 8/31/04, to be
repurchased at $141,006 on 9/1/04,
collateralized by Federal National Mortgage
Assn., 5%, 3/1/34, with a value of $710,873,503
(Cost $141,000)                                    $   141,000           141,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $1,417,297,696)                                     99.6%    1,434,092,562
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                            0.4         5,455,532
                                                   -----------------------------
NET ASSETS                                               100.0%  $ 1,439,548,094
                                                   =============================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          23 | OPPENHEIMER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------
Investments, at value (cost $1,417,297,696)--see accompanying statement
of investments                                                            $ 1,434,092,562
------------------------------------------------------------------------------------------
Cash                                                                              750,180
------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                               20,886,744
Interest and dividends                                                          1,247,319
Shares of beneficial interest sold                                                645,979
Other                                                                              43,004
                                                                          ----------------
Total assets                                                                1,457,665,788

------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                          13,873,648
Shares of beneficial interest redeemed                                          2,401,847
Distribution and service plan fees                                                563,293
Trustees' compensation                                                            465,928
Transfer and shareholder servicing agent fees                                     383,402
Shareholder communications                                                        332,551
Other                                                                              97,025
                                                                          ----------------
Total liabilities                                                              18,117,694

------------------------------------------------------------------------------------------
NET ASSETS                                                                $ 1,439,548,094
                                                                          ----------------

------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                $        58,864
------------------------------------------------------------------------------------------
Additional paid-in capital                                                  2,090,136,802
------------------------------------------------------------------------------------------
Accumulated net investment loss                                                  (457,780)
------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                 (666,984,657)
------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                     16,794,865
                                                                          ----------------
NET ASSETS                                                                $ 1,439,548,094
                                                                          ================


                          24 | OPPENHEIMER GROWTH FUND

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,074,311,691 and 43,288,133 shares of beneficial interest outstanding)                          $ 24.82
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)   $ 26.33
-----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $212,774,256 and
9,257,844 shares of beneficial interest outstanding)                                              $ 22.98
-----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $75,459,037 and
3,227,994 shares of beneficial interest outstanding)                                              $ 23.38
-----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,998,340 and
525,272 shares of beneficial interest outstanding)                                                $ 24.75
-----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $64,004,770 and 2,565,064 shares of beneficial interest outstanding)                    $ 24.95

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          25 | OPPENHEIMER GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $39,422)          $    9,252,828
--------------------------------------------------------------------------------
Interest                                                                199,975
                                                                 ---------------
Total investment income                                               9,452,803

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      10,409,779
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               2,730,726
Class B                                                               2,543,854
Class C                                                                 831,159
Class N                                                                  59,833
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               3,227,988
Class B                                                               1,234,516
Class C                                                                 373,135
Class N                                                                  62,400
Class Y                                                                 230,587
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 165,754
Class B                                                                 193,241
Class C                                                                  31,425
Class N                                                                   1,529
--------------------------------------------------------------------------------
Trustees' compensation                                                   78,563
--------------------------------------------------------------------------------
Custodian fees and expenses                                              23,986
--------------------------------------------------------------------------------
Other                                                                   174,810
                                                                 ---------------
Total expenses                                                       22,373,285
Less reduction to custodian expenses                                     (1,376)
Less payments and waivers of expenses                                  (492,107)
                                                                 ---------------
Net expenses                                                         21,879,802

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (12,426,999)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on:
Investments                                                         211,581,741
Net increase from payment by affiliate                                  417,397
                                                                 ---------------
Net realized gain                                                   211,999,138
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments               (245,925,191)

--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  (46,353,052)
                                                                 ===============
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                          26 | OPPENHEIMER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                        2004              2003
----------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------
Net investment loss                                               $   (12,426,999)  $   (13,287,123)
----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                              211,999,138      (203,565,467)
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                 (245,925,191)      293,432,431
                                                                  ----------------------------------
Net increase (decrease) in net assets resulting from operations       (46,353,052)       76,579,841

----------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                               (58,098,836)      (66,779,155)
Class B                                                               (50,353,104)      (56,820,589)
Class C                                                                 1,009,300        (1,142,158)
Class N                                                                 5,813,503         4,873,766
Class Y                                                                  (246,732)       (3,927,695)

----------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------
Total decrease                                                       (148,228,921)      (47,215,990)
----------------------------------------------------------------------------------------------------
Beginning of period                                                 1,587,777,015     1,634,993,005
                                                                  ----------------------------------
End of period (including accumulated net investment loss of
$457,780 and $411,119, respectively)                              $ 1,439,548,094   $ 1,587,777,015
                                                                  ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          27 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A    YEAR ENDED AUGUST 31,                   2004              2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $     25.57       $     24.19     $     29.20     $     62.31     $     39.77
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       (.14)             (.15)           (.13)            .18            (.02)
Net realized and unrealized gain (loss)            (.61)             1.53           (4.74)         (30.05)          25.42
                                            --------------------------------------------------------------------------------
Total from investment operations                   (.75)             1.38           (4.87)         (29.87)          25.40
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                 --                --            (.14)             --            (.03)
Distributions from net realized gain                 --                --              --           (3.24)          (2.83)
                                            --------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      --                --            (.14)          (3.24)          (2.86)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $     24.82       $     25.57     $     24.19     $     29.20     $     62.31
                                            ================================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                (2.93)%            5.70%         (16.77)%        (49.87)%         67.10%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 1,074,312       $ 1,165,627     $ 1,173,027     $ 1,553,066     $ 3,176,435
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $ 1,178,435       $ 1,095,830     $ 1,430,735     $ 2,149,795     $ 2,390,125
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                      (0.59)%           (0.69)%         (0.54)%          0.45%          (0.01)%
Total expenses                                     1.18% 3,4         1.22% 3         1.31% 3         1.06% 3         1.01% 3
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             104%               82%             60%             92%             49%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          28 | OPPENHEIMER GROWTH FUND

CLASS B    YEAR ENDED AUGUST 31,            2004         2003         2002           2001         2000
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $   23.90    $   22.80    $   27.60      $   59.55    $   38.37
--------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment loss                         (.71)        (.58)        (.54)          (.10)        (.21)
Net realized and unrealized gain
(loss)                                      (.21)        1.68        (4.26)        (28.61)       24.22
                                       -----------------------------------------------------------------
Total from investment operations            (.92)        1.10        (4.80)        (28.71)       24.01
--------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income          --           --           --             --           --
Distributions from net realized gain          --           --           --          (3.24)       (2.83)
                                       -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                               --           --           --          (3.24)       (2.83)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period         $   22.98    $   23.90    $   22.80      $   27.60    $   59.55
                                       =================================================================

--------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1         (3.85)%       4.83%      (17.39)%       (50.26)%      65.82%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                             $ 212,774    $ 270,715    $ 317,725      $ 483,298    $ 996,000
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $ 254,295    $ 276,668    $ 415,965      $ 692,159    $ 676,485
--------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                        (1.51)%      (1.52)%      (1.30)%        (0.31)%      (0.78)%
Total expenses                              2.24%        2.29%        2.08%          1.83%        1.78%
Expenses after payments and waivers
and reduction to custodian expenses         2.11%        2.06%         N/A 3,4        N/A 4        N/A 4
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      104%          82%          60%            92%          49%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Voluntary waiver of transfer agent fees less than 0.01%.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          29 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C    YEAR ENDED AUGUST 31,           2004        2003        2002           2001         2000
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $  24.30    $  23.18    $  28.06      $   60.48    $   38.92
-----------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment loss                        (.37)       (.36)       (.43)          (.04)        (.09)
Net realized and unrealized gain
(loss)                                     (.55)       1.48       (4.45)        (29.14)       24.48
                                       --------------------------------------------------------------
Total from investment operations           (.92)       1.12       (4.88)        (29.18)       24.39
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income         --          --          --             --           --
Distributions from net realized gain         --          --          --          (3.24)       (2.83)
                                       --------------------------------------------------------------
Total dividends and/or distributions
to shareholders                              --          --          --          (3.24)       (2.83)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period         $  23.38    $  24.30    $  23.18      $   28.06    $   60.48
                                       ==============================================================

-----------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1        (3.79)%      4.83%     (17.39)%       (50.26)%      65.87%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                             $ 75,459    $ 77,548    $ 75,229      $ 102,144    $ 176,150
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $ 83,103    $ 72,165    $ 93,082      $ 133,823    $ 103,076
-----------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                       (1.47)%     (1.52)%     (1.31)%        (0.32)%      (0.77)%
Total expenses                             2.16%       2.22%       2.08%          1.84%        1.78%
Expenses after payments and waivers
and reduction to custodian expenses        2.07%       2.06%        N/A 3,4        N/A 4        N/A 4
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                     104%         82%         60%            92%          49%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Voluntary waiver of transfer agent fees less than 0.01%.

4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          30 | OPPENHEIMER GROWTH FUND

CLASS N    YEAR ENDED AUGUST 31,                      2004       2003       2002        2001 1
------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  25.59    $ 23.99    $  29.13      $ 35.39
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.27)      (.04)       (.13) 2      (.01)
Net realized and unrealized gain (loss)               (.57)      1.64       (4.78) 2     (6.25)
                                                  ----------------------------------------------
Total from investment operations                      (.84)      1.60       (4.91)       (6.26)
------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --         --        (.23)          --
Distributions from net realized gain                    --         --          --           --
                                                  ----------------------------------------------
Total dividends and/or distributions
to shareholders                                         --         --        (.23)          --
------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  24.75    $ 25.59    $  23.99      $ 29.13
                                                  ==============================================

------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                   (3.28)%     6.67%     (17.00)%     (17.69)%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 12,998    $ 7,766    $  2,243      $   274
------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 11,987    $ 5,016    $  1,623      $    70
------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                  (0.94)%    (0.39)%     (0.90)%      (0.33)%
Total expenses                                        1.70%      1.33%       1.57%        1.40%
Expenses after payments and waivers
and reduction to custodian expenses                   1.53%      1.23%        N/A 5,6      N/A 6
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                104%        82%         60%          92%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          31 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y    YEAR ENDED AUGUST 31,           2004        2003        2002         2001         2000
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $  25.66    $  24.24    $  29.27    $   62.33    $   39.76
---------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)               (.10)       (.12)       (.06)         .28          .16
Net realized and unrealized gain
(loss)                                     (.61)       1.54       (4.73)      (30.10)       25.37
                                       ------------------------------------------------------------
Total from investment operations           (.71)       1.42       (4.79)      (29.82)       25.53
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income         --          --        (.24)          --         (.13)
Distributions from net realized gain         --          --          --        (3.24)       (2.83)
                                       ------------------------------------------------------------
Total dividends and/or distributions
to shareholders                              --          --        (.24)       (3.24)       (2.96)
---------------------------------------------------------------------------------------------------
Net asset value, end of period         $  24.95    $  25.66    $  24.24    $   29.27    $   62.33
                                       ============================================================

---------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1        (2.77)%      5.86%     (16.50)%     (49.77)%      67.56%
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                             $ 64,005    $ 66,121    $ 66,769    $  88,284    $ 191,267
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $ 68,569    $ 61,965    $ 81,127    $ 124,168    $ 134,650
---------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)              (0.40)%     (0.55)%     (0.25)%       0.67%        0.27%
Total expenses                             1.01%       1.17%       1.13%        0.86%        0.73%
Expenses after payments and waivers
and reduction to custodian expenses         N/A 3      1.08%       1.02%         N/A 3        N/A 3
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                     104%         82%         60%          92%          49%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          32 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with


                          33 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments


                          34 | OPPENHEIMER GROWTH FUND
not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                          NET UNREALIZED
                                                                            APPRECIATION
           UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED               BASED ON COST OF
           NET INVESTMENT       LONG-TERM            LOSS         SECURITIES FOR FEDERAL
           INCOME                    GAIN    CARRYFORWARD 1,2,3      INCOME TAX PURPOSES
           -----------------------------------------------------------------------------
           $--                       $--     $662,870,343                    $12,584,848

1. As of August 31, 2004, the Fund had $662,870,343 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2004, details of the capital loss carryforwards were as follows:

                        EXPIRING
                        --------------------------
                        2010       $ 340,711,507
                        2011         322,158,836 a
                                   ---------------
                        Total      $ 662,870,343
                                   ===============

      a. Includes $95,764 of capital loss carryforwards acquired in the November 6, 2003 merger of Oppenheimer Select Managers-Mercury Advisors Focus Growth Fund.

2. During the fiscal year ended August 31, 2004, the Fund utilized $104,426,196 of capital loss carryforward to offset capital gains realized in that fiscal year. b,c,d

      b. Includes $628,445 of capital loss carryforwards acquired in the October 16, 2003 merger of Oppenheimer Select Managers-Jennison Growth Fund.

      c. Includes $1,489,835 of capital loss carryforwards acquired in the September 18, 2003 merger of Oppenheimer Trinity Large Cap Growth Fund.

      d. Includes $339,688 of capital loss carryforwards acquired in the October 12, 2001 merger of Oppenheimer Trinity Growth Fund into Oppenheimer Trinity Large Cap Growth Fund.

3. During the fiscal year ended August 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                                  INCREASE TO
                               REDUCTION TO   ACCUMULATED NET
          REDUCTION TO ACCUMULATED NET REALIZED LOSS PAID-IN CAPITAL INVESTMENT LOSS ON INVESTMENTS
          ---------------------------------------------------
           $9,499,359           $12,380,338        $2,880,979

No distributions were paid during the years ended August 31, 2004 and August 31, 2003.


                          35 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

              Federal tax cost of securities   $ 1,421,507,714
                                               ================

              Gross unrealized appreciation    $   123,479,319
              Gross unrealized depreciation       (110,894,471)
                                               ----------------
              Net unrealized appreciation      $    12,584,848
                                               ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2004, the Fund's projected benefit obligations were increased by $32,282 and payments of $24,789 were made to retired trustees, resulting in an accumulated liability of $418,678 as of August 31, 2004.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.


                          36 | OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            YEAR ENDED AUGUST 31, 2004     YEAR ENDED AUGUST 31, 2003
                               SHARES           AMOUNT        SHARES           AMOUNT
--------------------------------------------------------------------------------------
CLASS A
Sold                        7,640,372   $  200,447,005     7,473,993   $  175,173,916
Acquisition--Note 5         1,087,441       28,622,869            --               --
Redeemed                  (11,017,595)    (287,168,710)  (10,385,203)    (241,953,071)
                          ------------------------------------------------------------
Net decrease               (2,289,782)  $  (58,098,836)   (2,911,210)  $  (66,779,155)
                          ============================================================

--------------------------------------------------------------------------------------
CLASS B
Sold                        2,214,980   $   53,994,622     2,646,013   $   58,067,246
Acquisition--Note 5           690,353       16,977,089            --               --
Redeemed                   (4,973,427)    (121,324,815)   (5,257,802)    (114,887,835)
                          ------------------------------------------------------------
Net decrease               (2,068,094)  $  (50,353,104)   (2,611,789)  $  (56,820,589)
                          ============================================================

--------------------------------------------------------------------------------------
CLASS C
Sold                          886,442   $   21,970,173     1,014,973   $   22,640,168
Acquisition--Note 5           399,809        9,988,803            --               --
Redeemed                   (1,249,401)     (30,949,676)   (1,069,585)     (23,782,326)
                          ------------------------------------------------------------
Net increase (decrease)        36,850   $    1,009,300       (54,612)  $   (1,142,158)
                          ============================================================

--------------------------------------------------------------------------------------
CLASS N
Sold                          280,601   $    7,342,742       286,041   $    6,661,490
Acquisition--Note 5           118,019        3,107,869            --               --
Redeemed                     (176,804)      (4,637,108)      (76,061)      (1,787,724)
                          ------------------------------------------------------------
Net increase                  221,816   $    5,813,503       209,980   $    4,873,766
                          ============================================================

--------------------------------------------------------------------------------------
CLASS Y
Sold                          906,908   $   23,931,916       859,150   $   20,232,976
Acquisition--Note 5             7,946          209,931            --               --
Redeemed                     (926,259)     (24,388,579)   (1,037,240)     (24,160,671)
                          ------------------------------------------------------------
Net decrease                  (11,405)  $     (246,732)     (178,090)  $   (3,927,695)
                          ============================================================


                          37 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2004, were $1,624,232,652 and $1,676,782,625, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion, and 0.54% of the average annual net assets in excess of $4.5 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2004, the Fund paid $4,651,995 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or


                          38 | OPPENHEIMER GROWTH FUND
by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at August 31, 2004 for Class B, Class C and Class N shares were $11,061,923, $2,331,100 and $765,271, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                         CLASS A         CLASS B         CLASS C         CLASS N
                         CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                       FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED           DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
------------------------------------------------------------------------------------------------
August 31, 2004        $670,536          $14,124        $612,923         $31,656          $7,751

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the Manager paid the Fund $417,397, an amount equivalent to certain of such commissions incurred in prior years.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average daily net assets per fiscal year for all classes. During the year ended August 31, 2004, OFS waived $60,035, $333,120, $78,937 and $20,015 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ACQUISITIONS OF OPPENHEIMER TRINITY LARGE CAP GROWTH FUND, OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND AND OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND

OPPENHEIMER TRINITY LARGE CAP GROWTH FUND. On September 18, 2003, the Fund acquired all of the net assets of Oppenheimer Trinity Large Cap Growth Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Trinity Large Cap Growth Fund shareholders on September 12, 2003. The Fund issued (at an exchange ratio of 0.278140 for Class A, 0.286919 for Class B, 0.282206 for Class C, 0.275754 for Class N and 0.284252 for Class Y of the Fund to one share of Oppenheimer Growth Fund), 765,450; 581,877; 238,637; 23,681 and 7,906 shares of beneficial interest for Class A, Class B, Class C, Class N and Class Y, respectively, valued at $20,154,303,


                          39 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. ACQUISITIONS OF OPPENHEIMER TRINITY LARGE CAP GROWTH FUND, OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND AND OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND Continued

$14,314,163, $5,968,305, $623,763 and $208,876 in exchange for the net assets, resulting in combined Class A net assets of $1,220,006,160, Class B net assets of $287,085,907, Class C net assets of $85,655,039, Class N net assets of $8,789,832 and Class Y net assets of $68,519,811 on September 18, 2003. The net assets acquired included net unrealized appreciation of $886,399 and unused capital loss carryforward of $15,721,086 potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.

--------------------------------------------------------------------------------
OPPENHEIMER SELECT MANAGERS JENNISON GROWTH FUND. On October 16, 2003, the Fund acquired all of the net assets of Oppenheimer Select Managers Jennison Growth Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Select Managers Jennison Growth Fund shareholders on October 10, 2003. The Fund issued (at an exchange ratio of 0.278982 for Class A, 0.292653 for Class B, 0.287686 for Class C, 0.276624 for Class N and 0.279527 for Class Y of the Fund to one share of Oppenheimer Growth Fund), 276,588; 92,068; 130,475; 89,456 and 28 shares of beneficial interest for Class A, Class B, Class C, Class N and Class Y, respectively, valued at $7,288,099, $2,264,865, $3,263,187,
$2,357,167 and $739 in exchange for the net assets, resulting in combined Class A net assets of $1,209,081,297, Class B net assets of $279,669,909, Class C net assets of $86,527,169, Class N net assets of $11,395,753 and Class Y net assets of $68,059,567 on October 16, 2003. The net assets acquired included net unrealized appreciation of $2,184,227 and unused capital loss carryforward of $3,197,163 potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.

--------------------------------------------------------------------------------
OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND. On November 6, 2003, the Fund acquired all of the net assets of Oppenheimer Select Managers Mercury Advisors Focus Growth Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Select Managers Mercury Advisors Focus Growth Fund shareholders on October 31, 2003. The Fund issued (at an exchange ratio of 0.120563 for Class A, 0.126778 for Class B, 0.124573 for Class C, 0.120102 for Class N and 0.121154 for Class Y of the Fund to one share of Oppenheimer Growth Fund), 45,403; 16,408; 30,697; 4,882 and 12 shares of beneficial interest for Class A, Class B, Class C, Class N and Class Y, respectively, valued at $1,180,467, $398,061, $757,311, $126,939 and $316 in
exchange for the net assets, resulting in combined Class A net assets of $1,187,485,864, Class B net assets of $269,157,589, Class C net assets of $86,380,114, Class N net assets of $11,400,709 and Class Y net assets of $67,635,520 on November 6, 2003. The net assets acquired included net unrealized appreciation of $201,568 and unused capital loss carryforward of $1,186,539 potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                          40 | OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
6. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine directors/ trustees of certain of the Funds (collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law.

      OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.


                          41 | OPPENHEIMER GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Growth Fund, including the statement of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Growth Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
September 22, 2004


                          42 | OPPENHEIMER GROWTH FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

--------------------------------------------------------------------------------
PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                          43 | OPPENHEIMER GROWTH FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE   TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE; NUMBER OF PORTFOLIOS IN
                               FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE
INDEPENDENT                    THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                       CENTENNIAL, CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE
                               TERM, UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,            Of Counsel (since June 1993) Hogan & Hartson (a law firm); a director
Chairman of the Board          (since 2002) of Danielson Holding Corp. Formerly a director of
of Trustees (since 2003);      Weyerhaeuser Corp. (1999-April 2004), Caterpillar, Inc.
Trustee (since 1993)           (1993-December 2002), ConAgra Foods (1993-2001), Texas Instruments
Age: 73                        (1993-2001) and FMC Corporation (1993-2001). Oversees 25 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,               A trustee or director of other Oppenheimer funds. Oversees 35
Trustee (since 1993)           portfolios in the OppenheimerFunds complex.
Age: 71

PHILLIP A. GRIFFITHS,          A director (since 1991) of the Institute for Advanced Study,
Trustee (since 1999)           Princeton, N.J., a director (since 2001) of GSI Lumonics, a trustee
Age: 65                        (since 1983) of Woodward Academy, a Senior Advisor (since 2001) of
                               The Andrew W. Mellon Foundation. A member of: the National Academy of
                               Sciences (since 1979), American Academy of Arts and Sciences (since
                               1995), American Philosophical Society (since 1996) and Council on
                               Foreign Relations (since 2002). Formerly a director of Bankers Trust
                               New York Corporation (1994-1999). Oversees 25 portfolios in the
                               OppenheimerFunds complex.

MARY F. MILLER,                Formerly a Senior Vice President and General Auditor, American
Trustee (since 2004)           Express Company (July 1998-February 2003). Member of Trustees of the
Age: 61                        American Symphony Orchestra (October 1998 to present). Oversees 14 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                Director (since January 2002) Columbia Equity Financial Corp.
Trustee (since 2002)           (privately-held financial adviser); Managing Director (since January
Age: 52                        2002) Carmona Motley, Inc. (privately-held financial adviser).
                               Formerly a Managing Director of Carmona Motley Hoffman Inc.
                               (privately-held financial adviser) (January 1998-December 2001).
                               Oversees 25 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,            A director (since February 1972) of Dominion Resources, Inc.
Trustee (since 1985)           (electric utility holding company); formerly a director of Prime
Age: 77                        Retail, Inc. (real estate investment trust) and Dominion Energy,
                               Inc. (electric power and oil & gas producer), President and Chief
                               Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual
                               Casualty Company, American Motorists Insurance Company and American
                               Manufacturers Mutual Insurance Company. Oversees 25 portfolios in the
                               OppenheimerFunds complex.

EDWARD V. REGAN,               President, Baruch College, CUNY; a director of RBAsset (real estate
Trustee (since 1993)           manager); a director of OffitBank; formerly Trustee, Financial
Age: 74                        Accounting Foundation (FASB and GASB), Senior Fellow of Jerome Levy
                               Economics Institute, Bard College, Chairman of Municipal Assistance
                               Corporation for the City of New York, New York State Comptroller and
                               Trustee of New York State and Local Retirement Fund. Oversees 25
                               investment companies in the OppenheimerFunds complex.


                          44 | OPPENHEIMER GROWTH FUND

RUSSELL S. REYNOLDS, JR.,      Chairman (since 1993) of The Directorship Search Group, Inc.
Trustee (since 1989)           (corporate governance consulting and executive recruiting); a Life
Age: 72                        Trustee of International House (non-profit educational organization);
                               a former trustee of The Historical Society of the Town of Greenwich.
                               Oversees 25 portfolios in the OppenheimerFunds complex.

DONALD W. SPIRO,*              Chairman Emeritus (since January 1991) of the Manager. Formerly a
Vice Chairman of the           director (January 1969-August 1999) of the Manager. Oversees 25
Board of Trustees,             portfolios in the OppenheimerFunds complex.
Trustee (since 1985)
Age: 78

                               *Mr. Spiro is expected to retire as Trustee of the Board I Funds effective October 31, 2004.

----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL
AND OFFICER                    CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY 10281-1008. MR.
                               MURPHY SERVES FOR AN INDEFINITE TERM, UNTIL HIS RESIGNATION, DEATH OR
                               REMOVAL.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and director (since June 2001) and
President and Trustee          President (since September 2000) of the Manager; President and a
(since 2001)                   director or trustee of other Oppenheimer funds; President and a
Age: 55                        director (since July 2001) of Oppenheimer Acquisition Corp. (the
                               Manager's parent holding company) and of Oppenheimer Partnership
                               Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc.
                               (a subsidiary of the Manager); Chairman and a director (since July
                               2001) of Shareholder Services, Inc. and of Shareholder Financial
                               Services, Inc. (transfer agent subsidiaries of the Manager);
                               President and a director (since July 2001) of OppenheimerFunds Legacy
                               Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the
                               Manager: OFI Institutional Asset Management, Inc., Centennial Asset
                               Management Corporation, Trinity Investment Management Corporation
                               and Tremont Capital Management, Inc. (since November 2001),
                               HarbourView Asset Management Corporation and OFI Private Investments,
                               Inc. (since July 2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                               Inc.; Executive Vice President (since February 1997) of Massachusetts
                               Mutual Life Insurance Company (the Manager's parent company); a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of Babson Capital Management LLC); a member of the Investment Company Institute's Board of Governors
                               (elected to serve from October 3, 2003 through September 30, 2006).
                               Formerly, Chief Operating Officer (September 2000-June 2001) of the
                               Manager; President and trustee (November 1999-November 2001) of MML
                               Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of
                               C.M. Life Insurance Company; President, Chief Executive Officer and
                               director (September 1999-August 2000) of MML Bay State Life Insurance
                               Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and
                               Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle
                               Bancorp). Oversees 73 portfolios as Trustee/Director and 10 portfolios as Officer in the OppenheimerFunds complex.


                          45 | OPPENHEIMER GROWTH FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OFFICERS                       THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MR.
                               POIESZ AND MR. ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
                               11TH FLOOR, NEW YORK, NY 10281-1008, AND FOR MR. WIXTED AND MR.
                               VANDEHEY, 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER
                               SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER RESIGNATION,
                               DEATH OR REMOVAL.

DAVID POIESZ,                  Senior Vice President of the Manager since June 2004; an officer of 2
Vice President and             portfolios in the OppenheimerFunds complex; formerly a senior
Portfolio Manager              portfolio manager at Merrill Lynch. (October 2002-May 2004); founding
(since 2004)                   partner of RiverRock, a hedge fund product; (April 1999-July 2001);
Age: 46                        portfolio manager at Jennison Associates (November 1992-March 1999).

BRIAN W. WIXTED,               Senior Vice President and Treasurer (since March 1999) of the
Treasurer (since 1999)         Manager; Treasurer of HarbourView Asset Management Corporation,
Age: 44                        Shareholder Financial Services, Inc., Shareholder Services, Inc.,
                               Oppenheimer Real Asset Management Corporation, and Oppenheimer
                               Partnership Holdings, Inc. (since March 1999), of OFI Private
                               Investments, Inc. (since March 2000), of OppenheimerFunds
                               International Ltd. and OppenheimerFunds plc (since May 2000), of OFI
                               Institutional Asset Management, Inc. (since November 2000), and of
                               OppenheimerFunds Legacy Program (a Colorado non-profit corporation)
                               (since June 2003); Treasurer and Chief Financial Officer (since May
                               2000) of OFI Trust Company (a trust company subsidiary of the
                               Manager); Assistant Treasurer (since March 1999) of Oppenheimer
                               Acquisition Corp. Formerly Assistant Treasurer of Centennial Asset
                               Management Corporation (March 1999-October 2003) and OppenheimerFunds
                               Legacy Program (April 2000-June 2003); Principal and Chief Operating
                               Officer (March 1995-March 1999) at Bankers Trust Company-Mutual Fund
                               Services Division. An officer of 83 portfolios in the
                               OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel
Secretary (since 2001)         (since February 2002) of the Manager; General Counsel and a director
Age: 56                        (since November 2001) of the Distributor; General Counsel (since
                               November 2001) of Centennial Asset Management Corporation; Senior
                               Vice President and General Counsel (since November 2001) of
                               HarbourView Asset Management Corporation; Secretary and General
                               Counsel (since November 2001) of Oppenheimer Acquisition Corp.;
                               Assistant Secretary and a director (since October 1997) of
                               OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                               President and a director (since November 2001) of Oppenheimer
                               Partnership Holdings, Inc.; a director (since November 2001) of
                               Oppenheimer Real Asset Management, Inc.; Senior Vice President,
                               General Counsel and a director (since November 2001) of Shareholder
                               Financial Services, Inc., Shareholder Services, Inc., OFI Private
                               Investments, Inc. and OFI Trust Company; Vice President (since
                               November 2001) of OppenheimerFunds Legacy Program; Senior Vice
                               President and General Counsel (since November 2001) of OFI
                               Institutional Asset Management, Inc.; a director (since June 2003) of
                               OppenheimerFunds (Asia) Limited. Formerly Senior Vice President (May
                               1985-December 2003), Acting General Counsel (November 2001-February
                               2002) and Associate General Counsel (May 1981-October 2001) of the
                               Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-
                               November 2001), Shareholder Financial Services, Inc. (November
                               1989-November 2001); and OppenheimerFunds International Ltd. (October
                               1997-November 2001). An officer of 83 portfolios in the
                               OppenheimerFunds complex.


                          46 | OPPENHEIMER GROWTH FUND

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance Officer (since March 2004)
Vice President and             of the Manager; Vice President (since June 1983) of OppenheimerFunds
Chief Compliance Officer       Distributor, Inc., Centennial Asset Management Corporation and
(since 2004)                   Shareholder Services, Inc. Formerly (until February 2004) Vice
Age: 53                        President and Director of Internal Audit of OppenheimerFunds, Inc. An
                               officer of 83 portfolios in the Oppenheimer funds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1.800.525.7048.


                          47 | OPPENHEIMER GROWTH FUND

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
         The Board of Trustees of the registrant has determined that Edward V. Regan, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Regan as the Audit Committee's financial expert. Mr. Regan is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a)  Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $45,000 in fiscal 2004 and $35,000 in fiscal 2003.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant in fiscal 2004 and $6,375 in fiscal 2003.

              The principal accountant for the audit of the registrant's annual financial statements billed $39,500 in fiscal 2004 and no such fees in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant in fiscal 2004 and $6,250 in fiscal 2003.

              The principal accountant for the audit of the registrant's annual financial statements billed $6,000 in fiscal 2004 and $5,000 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $355 in fiscal 2003.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include consultations regarding the registrant's retirement plan with respect to its directors.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $45,500 in fiscal 2004 and $17,980 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable

ITEM 7.  NOT APPLICABLE

ITEM 8.  NOT APPLICABLE

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         At a meeting of the Board of Trustees of the registrant held on February 18, 2004, the Board adopted (1) a policy that, should the Board determine that a vacancy exists or is likely to exist on the Board, the Governance Committee of the Board, which is comprised entirely of independent trustees, shall consider any candidates for Board membership recommended by the registrant's security holders and (2) a policy that security holders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street - 11th Floor, New York, NY 10281-1008, to the attention of the Chair of the Governance Committee. Prior to February 18, 2004, the Board did not have a formalized policy with respect to consideration of security holder nominees or a procedure by which security holders may make their submissions. In addition to security holder nominees, the Governance Committee may also consider nominees recommended by independent Board members or recommended by any other Board members and is authorized under its Charter, upon Board approval, to retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also obtain legal, financial, or other external counsel that may be necessary or desirable in the screening process.

ITEM 10.  CONTROLS AND PROCEDURES

         (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of August 31, 2004, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

         (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

         (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

         (B)  EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)